Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

June 30, 2010

($ in Thousands)

	12/09 QTR		3/10 QTR		6/10 QTR
Loan Loss Reserve-Total	$190,549		$194,553		$173,427
- General	75,152		85,730		89,759
- Specific	115,397		108,823		83,668
Net Charge-offs (Recoveries) for the Qtr	46,037		59,419		41,862
Non-performing Assets - Total	553,285		538,928		473,121
- REO	133,235		148,813		149,305
- REHI	50,273		55,243		31,481
- Non-accrual	369,777		334,872		292,335
Troubled Debt Restructuring	202,674		244,821		262,683
Regulatory Capital Ratios (excludes holding co.)
- Tangible	1,424,078	11.53%	1,504,519	11.17%	1,518,120	11.36%
- Core	1,424,078	11.53	1,504,519	11.17	1,518,120	11.36
- Risk Based	1,505,230	22.36	1,587,328	22.03	1,604,617	22.72

	12/09 QTR		3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD
Loan Originations - Total	$399,067		$325,842	$724,909	$383,415	$1,108,324
Single-Family Residential	181,228		106,195	287,423	141,283	428,706
Construction - Speculative	21,524		30,802	52,326	46,651	98,977
Construction - Custom	72,525		57,349	129,874	70,226	200,100
Land - Acquisition & Development	16,395		4,087	20,482	6,501	26,983
Land - Consumer Lot Loans	3,359		2,132	5,491	3,275	8,766
Multi-Family	18,840		16,212	35,052	6,308	41,360
Commercial Real Estate	11,815		3,702	15,517	24,578	40,095
Commercial & Industrial	55,433		90,047	145,480	67,210	212,690
HELOC	17,381		14,543	31,924	16,357	48,281
Consumer	567		773	1,340	1,026	2,366

	12/09 QTR		3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD
Loan Servicing Fee Income	$1,887		$1,791	$3,678	$1,679	$5,358
Other Fee Income	753		1,137	1,890	1,026	2,916

Total Fee Income	$2,640		$2,929	$5,569	$2,706	$8,274

	12/09 QTR		3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD
Average Loans	$9,048,527		$8,855,140	$8,952,896	$8,734,735	$8,880,176
Average Earning Assets	12,012,469		12,545,759	12,276,183	12,641,835	12,398,067
Average Assets	12,646,671		13,446,964	13,101,725	13,765,244	13,297,034
Average Paying Liabilities	10,834,644		11,690,254	11,257,747	11,834,265	11,449,920
Operating Expenses/Average Assets	0.85%		1.19%	1.02%	0.97%	1.00%
Efficiency Ratio	26.56		21.25	23.11	31.85	25.43
Amortization of Intangibles	$728		$580	$1,308	$431	$1,739
Net Interest Margin	3.26%		3.09%	3.17%	3.14%	3.16%

Repayments	12/09 QTR		3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD
Loans	$453,422		$464,191	$917,613	$523,829	$1,441,442
MBS	188,159		204,362	392,521	190,356	582,877

EOP Numbers	12/09 QTR		3/10 QTR		6/10 QTR
Shares Issued and Outstanding	112,439,949		112,455,059		112,474,412

Share repurchase information	12/09 QTR		3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD
Remaining shares auth. for repurchase	2,888,314		2,888,314	2,888,314	2,888,314	2,888,314
Shares repurchased	—		—	—	—	—
Average share repurchase price	$—		$—	$—	$—	$—

Washington Federal, Inc.

Fact Sheet

June 30, 2010

($ in Thousands)

Tangible Common Book Value	12/09 QTR		3/10 QTR		6/10 QTR
$ Amount	$1,477,681		$1,558,088		$1,577,627
Per Share	13.14		13.86		14.03

# of Employees	1,085		1,275		1,235
Tax Rate - Going Forward	36.00%		36.00%		36.00%

Investments	12/09 QTR		3/10 QTR		6/10 QTR
Available-for-sale:
Agency MBS	$1,826,787		$1,912,336		$1,822,950
Other	93,378		364,727		432,837

	$1,920,165		$2,277,063		$2,255,787

Held-to-maturity:
Agency MBS	$90,715		$84,903		$78,165
Other	7,080		7,055		7,055

	$97,795		$91,958		$85,220

	AS OF 12/31/09		AS OF 3/31/10		AS OF 6/30/10
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,755,256	72.8%	$6,684,914	73.5%	$6,632,333	74.1%
Construction - Speculative	216,793	2.3	196,738	2.2	180,523	2.0
Construction - Custom	266,537	2.9	268,407	3.0	275,509	3.1
Land - Acquisition & Development	479,353	5.2	408,029	4.5	343,567	3.8
Land - Consumer Lot Loans	191,413	2.1	188,475	2.1	187,548	2.1
Multi-Family	706,494	7.6	713,310	7.8	707,784	7.9
Commercial Real Estate	301,932	3.3	287,018	3.2	312,186	3.5
Commercial & Industrial	111,356	1.2	107,700	1.2	96,227	1.1
HELOC	128,277	1.4	128,238	1.4	119,540	1.3
Consumer	111,869	1.2	103,960	1.1	101,219	1.1

	9,269,280	100%	9,086,789	100%	8,956,436	100%

Less:
ALL	190,549		194,553		173,427
Loans in Process	186,763		167,913		169,423
Deferred Net Origination Fees	36,435		35,838		35,795

	413,747		398,304		378,645

	$8,855,533		$8,688,485		$8,577,791

	AS OF 12/31/09		AS OF 3/31/10		AS OF 6/30/10
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,702,901	75.8%	$6,618,133	76.2%	$6,558,795	76.5%
Construction - Speculative	156,972	1.8	131,949	1.5	111,691	1.3
Construction - Custom	149,418	1.7	163,272	1.9	169,902	2.0
Land - Acquisition & Development	339,628	3.8	293,568	3.4	250,365	2.9
Land - Consumer Lot Loans	188,883	2.1	181,187	2.1	183,669	2.1
Multi-Family	699,977	7.9	705,996	8.1	700,333	8.2
Commercial Real Estate	286,336	3.2	273,455	3.1	300,086	3.5
Commercial & Industrial	101,582	1.1	96,376	1.1	89,586	1.0
HELOC	127,132	1.4	127,081	1.5	118,373	1.4
Consumer	102,704	1.2	97,468	1.1	94,991	1.1

	$8,855,533	100%	$8,688,485	100%	$8,577,791	100%

*	Excludes covered loans

Washington Federal, Inc.

Fact Sheet

June 30, 2010

($ in Thousands)

	AS OF 12/31/09			AS OF 3/31/10			AS OF 6/30/10
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$3,639,792	45.7%	54	$4,416,186	49.2%	64	$4,341,225	48.9%	64
ID	597,072	7.5	16	612,930	6.8	16	618,337	7.0	16
OR	1,358,302	17.0	28	1,400,498	15.6	28	1,390,110	15.6	28
UT	326,606	4.1	10	345,641	3.9	10	350,591	3.9	10
NV	178,040	2.2	4	195,062	2.2	4	198,158	2.2	4
TX	126,396	1.6	6	133,775	1.5	6	130,575	1.5	6
AZ	1,285,539	16.1	21	1,371,579	15.3	21	1,364,811	15.4	21
NM	459,507	5.8	11	490,981	5.5	11	492,940	5.5	11

Total	$7,971,254	100%	150	$8,966,652	100%	160	$8,886,747	100%	160

	12/09 QTR			3/10 QTR			6/10 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$112,041	1.4%		$167,050	1.9%		$178,800	2.0%
NOW (interest)	442,312	5.5		513,969	5.7		494,844	5.6
Savings (passbook/stmt)	201,867	2.5		222,213	2.5		230,256	2.6
Money Market	1,333,251	16.7		1,483,569	16.5		1,610,080	18.1
CD’s	5,881,783	73.9		6,579,851	73.4		6,372,767	71.7

Total	$7,971,254	100%		$8,966,652	100%		$8,886,747	100%

Deposits greater than $250,000 - EOP	$2,986,107	(1)		$3,464,827	(1)		$873,707

(1) This amount is for deposits > $100,000 - EOP

Brokered Deposits	$—			$—			$—

Non-Performing Assets	12/09 QTR			3/10 QTR			6/10 QTR
Restructured loans:
Single-Family Residential	$161,156	79.6%		$191,807	78.4%		$205,684	78.2%
Construction - Speculative	13,457	6.6		11,772	4.8		9,685	3.7
Construction - Custom	—	0.0		—	0.0		—	0.0
Land - Acquisition & Development	24,337	12.0		33,625	13.7		34,404	13.1
Land - Consumer Lot Loans	3,724	1.8		6,160	2.5		6,975	2.7
Multi-Family	—	0.0		1,379	0.6		4,898	1.9
Commercial Real Estate	—	0.0		—	0.0		—	0.0
Commercial & Industrial	—	0.0		—	0.0		959	0.4
HELOC	—	0.0		78	0.0		78	0.0
Consumer	—	0.0		—	0.0		—	0.0

Total restructured loans (2)	202,674	100%		244,821	100%		262,683	100%

Non-accrual loans:
Single-Family Residential	134,123			132,957			136,867
Construction - Speculative	61,558			62,169			51,186
Construction - Custom	—			—			—
Land - Acquisition & Development	151,005			113,136			74,183
Land - Consumer Lot Loans	—			—			—
Multi-Family	2,587			3,703			3,167
Commercial Real Estate	908			2,309			6,036
Commercial & Industrial	18,843			19,683			20,258
HELOC	—			—			—
Consumer	753			915			638

Total non-accrual loans	369,777			334,872			292,335
Total REO	133,235			148,813			149,305
Total REHI	50,273			55,243			31,481

Total non-performing assets	$553,285			$538,928			$473,121

Total non-performing assets and performing restructured loans	$725,906			$763,058			$698,091

Total non-performing assets and performing restructured loans as a % of total assets	5.73%			5.53%			5.09%

(2) Restructured loans were as follows:
Performing	$172,621	85.2%		$224,130	91.5%		$224,970	85.6%
Non-accrual *	30,053	14.8		20,691	8.5		37,713	14.4

* - Included in “Total non-accrual loans” above	$202,674	100%		$244,821	100%		$262,683	100%

Washington Federal, Inc.

Fact Sheet

June 30, 2010

($ in Thousands)

Net Charge-offs by Category	12/09 QTR	3/10 QTR	6/10 QTR
Single-Family Residential	$6,083	$9,995	$6,102
Construction - Speculative	8,414	6,613	3,987
Construction - Custom	95	—	—
Land - Acquisition & Development	29,148	39,479	24,278
Land - Consumer Lot Loans	331	497	453
Multi-Family	—	225	422
Commercial Real Estate	—	127	97
Commercial & Industrial	227	868	5,592
HELOC	69	—	—
Consumer	1,670	1,615	931

Total net charge-offs	$46,037	$59,419	$41,862

SOP 03-3	1/8/2010	3/31/2010	6/30/2010
Accretable Yield	$36,731	$33,345	$30,107
Non-Accretable Yield	214,920	214,920	214,920

Total Contractual Payments	$251,651	$248,265	$245,027

Washington Federal, Inc.

Fact Sheet

June 30, 2010

Delinquency Summary

excludes covered loans

($ in Thousands)

TYPE OF LOANS	#LOANS	AVG Size	AMOUNT OF LOANS NET OF LIP & CHG-OFFs	30	60	90	Total	% based on #	Previous Year	$ Delinquent	% based on $
JUNE 30, 2010
Single-Family Residential	35,623	188,237	6,705,575,706	281	100	478	859	2.41%	736	207,150,954	3.09%
Construction - Speculative	631	235,663	148,703,070	5	5	109	119	18.86%	162	38,208,407	25.69%
Construction - Custom	757	225,290	170,544,432	5	—	3	8	1.06%	10	2,906,142	1.70%
Land - Acquisition & Development	425	775,420	329,553,425	1	4	53	58	13.65%	170	52,528,790	15.94%
Land - Consumer Lot Loans	1,871	100,058	187,208,455	17	9	44	70	3.74%	50	9,772,739	5.22%
Multi-Family	1,249	565,123	705,839,005	4	1	7	12	0.96%	11	6,876,161	0.97%
Commercial Real Estate	602	507,940	305,779,948	8	8	10	26	4.32%	10	14,496,428	4.74%
Commercial & Industrial	662	145,272	96,170,130	5	3	7	15	2.27%	19	14,524,536	15.10%
HELOC	1,985	60,378	119,851,018	1	3	8	12	0.60%	10	1,114,144	0.93%
Consumer	16,338	6,218	101,586,074	261	141	100	502	3.07%	601	3,239,619	3.19%

	60,143		$8,870,811,262	588	274	819	1,681	2.80%	1,779	350,817,921	3.95%

MARCH 31, 2010
Single-Family Residential	35,773	186,870	6,684,915,094	247	119	479	845	2.36%	633	207,381,197	3.10%
Construction - Speculative	670	293,639	196,737,834	13	16	107	136	20.30%	206	45,062,504	22.90%
Construction - Custom	725	370,215	268,406,237	2	1	3	6	0.83%	10	3,255,789	1.21%
Land - Acquisition & Development	511	798,490	408,028,305	11	4	75	90	17.61%	175	97,344,748	23.86%
Land - Consumer Lot Loans	1,870	100,789	188,474,631	13	10	41	64	3.42%	56	8,433,874	4.47%
Multi-Family	1,266	563,436	713,310,327	1	4	8	13	1.03%	6	7,653,884	1.07%
Commercial Real Estate	483	594,241	287,018,632	8	1	4	13	2.69%	9	6,888,431	2.40%
Commercial & Industrial	679	158,615	107,699,611	5	4	5	14	2.06%	19	19,531,038	18.13%
HELOC	2,251	56,969	128,237,615	6	—	6	12	0.53%	10	901,266	0.70%
Consumer	17,224	6,036	103,960,506	236	130	98	464	2.69%	620	2,896,789	2.79%

	61,452		$9,086,788,792	542	289	826	1,657	2.70%	1,744	399,349,519	4.39%

DECEMBER 31, 2009
Single-Family Residential	36,119	187,028	6,755,254,617	258	168	457	883	2.44%	459	216,110,486	3.20%
Construction - Speculative	666	325,515	216,792,895	31	5	98	134	20.12%	174	50,660,703	23.37%
Construction - Custom	723	368,655	266,537,499	1	2	4	7	0.97%	8	1,485,911	0.56%
Land - Acquisition & Development	610	785,825	479,353,260	17	6	115	138	22.62%	115	126,159,710	26.32%
Land - Consumer Lot Loans	1,902	100,638	191,413,028	19	16	37	72	3.79%	42	10,376,733	5.42%
Multi-Family	1,259	561,155	706,494,270	6	—	5	11	0.87%	7	5,455,570	0.77%
Commercial Real Estate	533	566,477	301,931,994	6	1	3	10	1.88%	7	4,147,233	1.37%
Commercial & Industrial	704	158,177	111,356,867	11	2	4	17	2.41%	17	20,039,678	18.00%
HELOC	2,231	57,497	128,276,840	6	1	1	8	0.36%	5	781,585	0.61%
Consumer	18,237	6,134	111,868,564	283	168	136	587	3.22%	682	3,830,829	3.42%

	62,984		$9,269,279,834	638	369	860	1,867	2.96%	1,516	439,048,438	4.74%